Exhibit 99.1

         aQuantive Announces Third Quarter Financial Results;
                 Revenue and Profit Guidance Exceeded


    SEATTLE--(BUSINESS WIRE)--Nov. 8, 2005--

         Conference Call and Webcast at 8am PST/11am EST Today

    aQuantive, Inc. (Nasdaq:AQNT), a digital marketing company, today reported financial results for the third quarter ended September 30, 2005.
    2005 third quarter highlights, which include contributions from all acquisitions made during 2004, were:

    -- Revenue of $78.8 million, an increase of 69 percent over the third quarter of 2004

    -- Operating income of $15.7 million, an increase of 192 percent over the third quarter of 2004

    -- EBITDA(1) of $20.4 million, or $0.26 per diluted share, an increase of 149 percent over the third quarter of 2004

    "aQuantive is successfully supporting a large and growing base of online advertising clients, which has allowed us to exceed both our revenue and operating cash flow growth objectives," said Brian McAndrews, president and CEO of aQuantive. "I am especially pleased that we delivered overall margin improvements and operational efficiencies while investing to capture long term growth across the businesses."

    2005 Third Quarter Results

    aQuantive reported revenue of $78.8 million for the third quarter ended September 30, 2005, compared to revenue of $46.7 million for the third quarter of 2004. Net income was $9.4 million, or $0.13 per diluted share in the third quarter of 2005, compared to $24.1 million, or $0.34 per diluted share in the third quarter of 2004, which included the reversal of a $20.6 million valuation allowance for certain deferred tax assets. Excluding this reversal, net income in the third quarter of 2004 would have been $3.5 million, or $0.05 per diluted share. EBITDA was $20.4 million, or $0.26 per diluted share, for the third quarter of 2005, compared to $8.2 million, or $0.12 per diluted share, for the third quarter of 2004.
    aQuantive operates three business segments. Segment information is as follows:

    Digital Marketing Services

    Avenue A / Razorfish, aQuantive's digital marketing services (DMS) segment, recorded revenue of $48.5 million in the third quarter of 2005, compared to revenue of $28.3 million in the third quarter of 2004. Operating income was $8.9 million in the third quarter of 2005, compared to $2.5 million in the third quarter of 2004.
    Both parts of Avenue A / Razorfish's business, web site development and web media, had strong quarters. Revenue from web development was $32.8 million for the quarter, while revenue from web media totaled $15.7 million.

    Digital Marketing Technologies

    Atlas, aQuantive's digital marketing technologies (DMT) segment, recorded revenue of $23.5 million in the third quarter of 2005, compared to revenue of $15.6 million in the third quarter of 2004. Operating income was $10.6 million in the third quarter of 2005, compared to $6.7 million in the third quarter of 2004.

    Digital Performance Media

    DRIVEpm and MediaBrokers, aQuantive's digital performance media
(DPM) segment, recorded revenue of $6.8 million in the third quarter of 2005, compared to revenue of $2.8 million in the third quarter of 2004. Operating income was $972,000 for the third quarter of 2005, compared to $99,000 in the third quarter of 2004.

    2005 Financial Guidance

    The company anticipates fourth quarter results as follows:

    --  Revenue of $78-$82 million

    --  Net income of $0.11 -$0.14 per diluted share

    --  EBITDA of $0.26-$0.28 per diluted share

    Based on this guidance for Q4, the company expects full year 2005 results as follows:

    --  Revenue of $299-$303 million

    --  Net income of $0.44-$0.47 per diluted share

    --  EBITDA of $0.96-$0.98 per diluted share

    (1) EBITDA (or earnings before interest expense, net interest and other income, income tax, depreciation and amortization) is a non-GAAP financial measure. See supplemental schedule of EBITDA reconciliation to GAAP net income for the three and nine months ended September 30, 2005 and 2004.

    Third Quarter 2005 Conference Call/Webcast Today at 8am PST/11am
EST

    aQuantive, Inc. will host a conference call and webcast to discuss third quarter 2005 financial results today at 8am PST/11am EST. The conference call will be webcast from the Investor Relations section of the Company's website at www.aquantive.com/investor. Interested parties should log on to the webcast approximately 15 minutes prior to download any necessary software. The webcast is not interactive.

    About aQuantive, Inc.

    aQuantive, Inc. (Nasdaq:AQNT), a digital marketing company, was founded in 1997 to help marketers acquire, retain and grow customers across all digital media. Through its operating units, Avenue A / Razorfish (www.avenuea-razorfish.com), a full-service interactive agency, Atlas (www.atlassolutions.com), a provider of digital marketing technologies and expertise, and DRIVEpm (www.drivepm.com) and MediaBrokers, digital performance media companies, aQuantive is positioned to bring value to any interaction in the digital marketplace. aQuantive (www.aquantive.com) is headquartered in Seattle, Washington.

    Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "predicts," and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Forward-looking statements also include any other passages that relate to expected future events or trends that can only be evaluated by events or trends that will occur in the future. The forward-looking statements in this release include, without limitation, statements regarding expected financial performance for the fourth quarter of 2005 and for the full year 2005. The forward-looking statements are based on the opinions and estimates of management at the time the statements were made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These risks and uncertainties include, among others, the risk of unforeseen changes in client online marketing and advertising budgets, unanticipated loss of clients or delays in anticipated campaigns and projects, the potential failure to attract new clients due to the company's inability to competitively market its services, the risk of fluctuating demand for the company's services, the potential failure to maintain desired client relationships or to achieve effective advertising campaigns for clients, potential deterioration or slower-than-expected development of the Internet advertising market, quarterly fluctuations in operating results, timing variations on the part of advertisers to implement advertising campaigns, costs and risks related to acquisitions of technologies, businesses or brands, the short term nature of the company's contracts with clients, which generally are cancelable on 90 days' or less notice, and the uncertainties, potential costs, and possible business impacts of new legislation or litigation involving the company. More information about factors that could cause actual results to differ materially from those predicted in aQuantive's forward-looking statements is set out in its quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this release. Except as required by law, aQuantive, undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.


                            aQuantive, Inc.
                 Condensed Consolidated Balance Sheets
                            (in thousands)
                              (unaudited)

                                           September 30, December 31,
                                                2005          2004
                                           ---------------------------
                  Assets

Current assets:
   Cash, cash equivalents, and short-term
    investments                             $    86,600      $ 59,247
   Accounts receivable, net of allowances       140,876       106,683
   Other receivables                                545         1,486
   Prepaid expenses and other current
    assets                                        2,596         1,631
   Deferred tax asset                             7,204         7,204
                                             -----------      --------
Total current assets                            237,821       176,251

Property and equipment, net                      24,733        17,569
Goodwill and other intangible assets, net       165,355       174,071
Other assets                                      2,461         2,690
Deferred tax asset, net                          16,534        15,642

                                           ------------ ------------
Total assets                                $   446,904      $386,223
                                             ===========      ========



   Liabilities and Shareholders' Equity

Current liabilities:
   Accounts payable and accrued expenses    $   103,258      $ 89,608
   Pre-billed media                              16,608        15,655
   Deferred revenue                              10,304        10,394
   Other current liabilities                        547           603
                                             -----------      --------
Total current liabilities                       130,717       116,260

Notes payable                                    80,000        80,000
Other long-term liabilities                       4,332         3,466

                                            ------------  ------------
Total liabilities                               215,049       199,726
                                             -----------      --------

Shareholders' equity:
   Common stock                                     653           623
   Paid-in capital                              255,859       233,898
   Accumulated deficit and other
    comprehensive income                        (24,657)      (48,024)
                                             -----------      --------
Total shareholders' equity                      231,855       186,497

                                           ------------ ------------
Total liabilities and shareholders' equity  $   446,904      $386,223
                                             ===========      ========



                            aQuantive, Inc.
                 Consolidated Statement of Operations
                 (in thousands, except per share data)
                              (unaudited)

                                Three Months Ended  Nine Months Ended
                                  September 30,       September 30,
                                ------------------ -------------------
                                  2005     2004      2005      2004
                                 -------  --------  --------  --------

Revenue                         $78,762  $ 46,740  $220,948  $ 97,231

Costs and expenses:
    Cost of revenue              10,444     6,073    28,080    14,608
    Client support               35,138    22,661   101,847    36,900
    Product development           2,482     1,580     6,615     4,486
    Sales and marketing           4,040     3,027    10,450     7,011
    General and administrative    8,047     6,102    25,749    14,692
    Amortization of intangible
     assets                       1,803     1,370     5,409     2,216
    Client reimbursed expenses    1,103       557     2,740       557
                                 -------  --------  --------  --------
        Total costs and
         expenses                63,057    41,370   180,890    80,470
                                 -------  --------  --------  --------
Income from operations           15,705     5,370    40,058    16,761

Interest and other income, net      495       268     1,022     1,325
Interest expense                    580       265     1,753       265
                                 -------  --------  --------  --------

Income before provision for
 income taxes                    15,620     5,373    39,327    17,821

Provision (benefit) for income
 taxes                            6,183   (18,762)   15,720   (17,969)
                                 -------  --------  --------  --------

Net income                      $ 9,437  $ 24,135  $ 23,607  $ 35,790
                                 =======  ========  ========  ========

Basic net income per share      $  0.15  $   0.39  $   0.37  $   0.59
                                 =======  ========  ========  ========
Diluted net income per share    $  0.13  $   0.34  $   0.33  $   0.53
                                 =======  ========  ========  ========

Shares used in computing basic
 net income per share            64,456    61,411    63,502    60,966
                                 =======  ========  ========  ========
Shares used in computing diluted
 net income per share            77,113    70,889    75,665    68,233
                                 =======  ========  ========  ========



Supplemental Schedule of EBITDA

The term "EBITDA" refers to a financial measure that is defined as earnings before net interest and other income, interest expense, income taxes, depreciation and amortization. EBITDA is commonly used to analyze companies on the basis of leverage and liquidity. However, EBITDA is not a measure determined under GAAP in the United States of America and may not be comparable to similarly titled measures reported by other companies. EBITDA should not be construed as a substitute for net income or as a better measure of liquidity than cash flow from operating activities, which are determined in accordance with GAAP. We have presented EBITDA to provide additional information on the company's operations and our ability to meet future capital expenditures and working capital requirements. The following schedule reconciles EBITDA to net income on the company's consolidated statement of operations, which the company believes is the most directly comparable GAAP measure.


                                Three Months Ended   Nine Months Ended
                                  September 30,        September 30,
                                 ------------------ ------------------
(in thousands, except per share
 data)                              2005      2004     2005      2004
                                  -------  --------  -------  --------
                                    (unaudited)       (unaudited)
Net income                       $ 9,437  $ 24,135  $23,607  $ 35,790

Depreciation and amortization of
 property and equipment            2,671     1,229    7,051     2,775
Amortization of intangible assets  2,015     1,581    6,045     2,659
Interest and other income, net      (495)     (268)  (1,022)   (1,325)
Interest expense                     580       265    1,753       265
Provision (benefit) for income
 taxes                             6,183   (18,762)  15,720   (17,969)

                                  --------  -------- -------  --------
EBITDA                           $20,391  $  8,180  $53,154  $ 22,195
                                  =======  ========  =======  ========

EBITDA per basic share           $  0.32  $   0.13  $  0.84  $   0.36
                                  =======  ========  =======  ========
EBITDA per diluted share         $  0.26  $   0.12  $  0.70  $   0.33
                                  =======  ========  =======  ========



Supplemental Schedule of Segment Information


 (in thousands)

                 Digital     Digital       Digital   Unallocated
                Marketing   Marketing     Performance Corporate
               Services(1) Technologies(2)  Media(3)  Expenses  Total
               ----------- --------------- --------- --------- -------
                                      (unaudited)
                         Three Months ended September 30, 2005
                 -----------------------------------------------------
 Revenue           $48,495     $23,514    $6,753         $-   $78,762

 Costs and
  expenses:
   Cost of
    revenue              -       5,982     4,250        212    10,444
   Client support   34,344           -       794          -    35,138
   Product
    development          -       2,482         -          -     2,482
   Sales and
    marketing        1,084       2,539       417          -     4,040
   General and
    administrative   3,113       1,888       320      2,726     8,047
   Amortization
    of intangible
    assets               -           -         -      1,803     1,803
   Client reimbursed
    expenses         1,103           -         -          -     1,103
                 ---------- ----------- --------- ---------- ---------
 Total costs and
  expenses          39,644      12,891     5,781      4,741    63,057

                 ---------- ----------- --------- ---------- ---------
 Income from
  operations        $8,851     $10,623      $972    $(4,741)  $15,705
                 ========== =========== ========= ========== =========

                         Three Months ended September 30, 2004
                 -----------------------------------------------------
 Revenue           $28,299     $15,612    $2,829         $-   $46,740

 Costs and
  expenses:
   Cost of
    revenue              -       3,815     2,066        192     6,073
   Client support   22,116           -       545          -    22,661
   Product
    development          -       1,580         -          -     1,580
   Sales and
    marketing        1,205       1,822         -          -     3,027
   General and
    administrative   1,957       1,679       119      2,347     6,102
   Amortization
    of intangible
    assets               -           -         -      1,370     1,370
   Client
    reimbursed
    expenses           557           -         -          -       557
                 ---------- ----------- --------- ---------- ---------
 Total costs and
  expenses          25,835       8,896     2,730      3,909    41,370

                 ---------- ----------- --------- ---------- ---------
 Income from
  operations        $2,464      $6,716       $99    $(3,909)   $5,370
                 ========== =========== ========= ========== =========

 (in thousands)
                 Digital     Digital       Digital   Unallocated
                Marketing   Marketing     Performance Corporate
               Services(1) Technologies(2)  Media(3)  Expenses  Total
               ----------- --------------- --------- --------- -------
                                      (unaudited)
                         Nine  Months ended September 30, 2005
                 -----------------------------------------------------
 Revenue          $135,834     $66,637   $18,477         $-  $220,948

 Costs and
  expenses:
   Cost of
    revenue              -      16,346    11,138        596    28,080
   Client support   98,907           -     2,940          -   101,847
   Product
    development          -       6,615         -          -     6,615
   Sales and
    marketing        3,259       6,774       417          -    10,450
   General and
    administrative  10,474       5,978       969      8,328    25,749
   Amortization
    of intangible
    assets               -           -         -      5,409     5,409
   Client
    reimbursed
    expenses         2,740           -         -          -     2,740
                 ---------- ----------- --------- ---------- ---------
 Total costs and
  expenses         115,380      35,713    15,464     14,333   180,890

                 ---------- ----------- --------- ---------- ---------
 Income from
  operations       $20,454     $30,924    $3,013   $(14,333)  $40,058
                 ========== =========== ========= ========== =========

                          Nine Months ended September 30, 2004
                 -----------------------------------------------------
 Revenue           $50,946     $42,006    $4,279         $-   $97,231

 Costs and
  expenses:
   Cost of
    revenue              -      10,486     3,738        384    14,608
   Client support   35,861           -     1,039          -    36,900
   Product
    development          -       4,486         -          -     4,486
   Sales and
    marketing        1,561       5,450         -          -     7,011
   General and
    administrative   3,731       4,727       217      6,017    14,692
   Amortization
    of intangible
    assets               -           -         -      2,216     2,216
   Client
    reimbursed
    expenses           557           -         -          -       557
                 ---------- ----------- --------- ---------- ---------
 Total costs and
  expenses          41,710      25,149     4,994      8,617    80,470

                 ---------- ----------- --------- ---------- ---------
 Income from
  operations        $9,236     $16,857     $(715)   $(8,617)  $16,761
                 ========== =========== ========= ========== =========

(1) Digital Marketing Services includes Avenue A / Razorfish

(2) Digital Marketing Technologies includes Atlas

(3) Digital Media includes DRIVEpm and MediaBrokers


    CONTACT: aQuantive Investor Relations
             Brynn Hoover, 206-816-8637
             brynn.hoover@aquantive.com
              or
             aQuantive Public Relations
             Angela Gamba, 206-816-8245
             angela.gamba@aquantive.com